UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher, LLP 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - October 31, 2017

Item 1: Shareholder Report

Alpine

Global Dynamic Dividend Fund

October 31,

2017

Annual Report

Alpine View
October 31, 2017

Dear Shareholders:

During the fiscal year ended October 31, 2017, the equity markets finally side-stepped their broad apprehension, which has been a characteristic of market sentiment since the great financial collapse of 2008. As we pointed out in prior reports to shareholders, the market was greatly concerned about either the risks of imminent inflation due to the stimulative effects of loose monetary policy, or alternatively, a deflation drag due to over-capacity and structural imbalances remaining from prior expansions. Following the U.S. Federal Reserve’s (Fed) warning of an imminent transition from quantitative easing (QE) towards normalization back in May of 2013, the capital markets suffered from a ‘taper tantrum’ before assuming an alternating risk-on/risk-off mode that persisted well into 2015. However, in the fourth quarter of 2015, a speculative commodity boom that had become a bust lasting into February of 2016, re-engaged persistent fears of global economic deflation. As it turned out, the economy found its footing and markets recovered through 2016, and ultimately produced double-digit returns this year, as investors have bought equities to capture corporate growth. Strong economic reports have become more consistent and corporate earnings and revenue growth appears more sustainable as we approach 2018.

The equity markets focus this year has been particularly strong for growth stocks, as opposed to value stocks or stocks of stable defensive companies. In particular, the market has been focused on top-line revenue growth and companies with strong profitability. Interestingly, the market has also favored companies with relatively low financial leverage and, thus, a greater margin of safety. Stocks which combined these characteristics performed particularly well. Notably, we appear to be in the midst of a synchronized global economic recovery in which Gross Domestic Product (GDP) has been supported by strong orders for goods and services, witness regional and national purchasing managers’ indices (PMI) and improving employment data. This has given corporations the ability to increase sales volumes, which has historically improved profit margins, and in combination with tightening labor markets, is leading to the first signs of wage growth in select sectors and geographies. Wage growth may lead to increased consumption patterns as growing job confidence and incomes induce people to spend more freely, which in turn can stimulate corporations to increase their capital expenditures for new production facilities and equipment. This, in turn, leads to more jobs and new products for consumers. Since the U.S. accounts for roughly 25% of the global GDP, it is natural for us to lead the rest of the world out of periods of economic doldrums. China is almost 15% of the global GDP and it too has been growing quite strongly, until the past quarter or so when it has shown signs of moderating. That said, the Eurozone, which is slightly larger than China, and Japan, which is roughly half its size, are both picking up the slack, so we expect continued global recovery over the next several quarters at a minimum.

TAX CUTS

An element of uncertainty has been introduced by the U.S. Republican Congress which is planning to put forth an economic stimulative program, packaged as tax reform. This has been cooked up in old school D.C. style, in back rooms with no transparency, nor based on specific intellectual precepts or schools of thought, this grab bag restructuring of the tax code is in some ways progressive, in other ways regressive, both positive and negative, and which will no doubt be beneficial to some and negative for others in our economy. On the surface, it is positive for corporations, many of whom should see lower tax rates and it is intended to stimulate capital investment in the short-term through accelerated depreciation of new investments (as low as one year down from five to twenty!), which offsets taxes. Companies which repatriate capital from overseas will have very low (6-12%) recapture rates if they bring money home (estimates that $1-2 trillion may come back over several years). However, investment in research and development (R&D) for better future products do not receive such benefit. This should be positive for stocks in that it will no doubt lead to more corporate buy-backs and special dividends for shareholders, and we may well see a short-term investment boom over the next 12-18 months. Such a jumpstart would have been useful back in 2009 or 2010 but may create a boom/bust surge in activity which could induce the Fed to rapidly defend against inflation. Of course, we do not know what percentage of the trillions held abroad held by companies such as Apple and Microsoft, among others, will be repatriated nor, the final details of the tax rates. So, we await and hope it will be more rational than feared. Nevertheless, the significance will likely be a short-term stimulus effect, with potential negative implications for the long-term when the payback for these tax cuts could come in the form of deficits which need to be reduced. That said capital markets may take a long-term perspective, pushing interest rates higher to reflect this. Fundamentally, just as the U.S. (and global) economy is getting stronger, we believe it would be better to stimulate future growth by targeting better infrastructure and education and R&D for promising technologies and products, rather than to get a quick boost followed by rapidly rising interest rates.

INTEREST RATES

The Fed has made it clear that they are looking forward to raising interest rates in December 2017 and then again up to four times in 2018. We believe that it may only be two or three increases after the Fed Funds Rate rises from 1.16% today to above 1.25% in December, probably to 1.5% by early Summer 2018, and at least 1.75% by year-end 2018. It should be noted that the Fed’s dot plot has rates rising to over 2% by year end 2018 and over 2.5% by year end 2019. Much depends on the impact of the aforementioned new tax plan and the rate at which other central banks begin to withdraw from quantitative easing. Our concern is that the current ‘Goldilocks’ environment of very low interest rates and moderate economic activity, which has been so beneficial for the stock market, may be upset if interest rates rise more quickly than the Fed has guided and if funds retreat from the capital markets.

Annual Report | October 31, 2017	1

Alpine View (Continued)
October 31, 2017

EQUITIES

In Alpine’s view, the fundamental reason for the growth in stock market performance for the past year lies principally with the growth in corporate earnings. Particular focus on companies growing business sales which can provide double-digit earnings growth has been very appealing at a time when many investment returns, notably interest or rental yields, are producing low single-digit returns. For next year, the equity markets are forecast to grow earnings on the order of 6-12% depending on whether or not there will be a notable tax benefit. This compares with about 8-15% for emerging markets, which have also performed strongly in the past year. So even though stock market multiples appear high by historical standards, we are still enjoying the rare combination of double-digit earnings growth and single-digit interest rates. Thus, dividends could provide an attractive support for equity prices. Our focus will continue to be on what we have in the past called growth values, and on the transformative potential of mispriced stocks.

SECTORS

We believe that certain sectors of the equity market are now more favored than others as the markets rotate more thoroughly towards growth. This could be perceived as a very positive environment for financial stocks which showed a spurt from investor interest at the beginning of the fiscal year and now may find a more sustained interest with a steeper yield curve and continued growing demand for capital. Industrial companies should certainly perform well as general consumption and strengthening business patterns continue. Needless to say, this could be further stimulated by a potentially lower tax regime. Also typical of strengthening economic conditions is demand for both raw materials and processed products ready for production. Admittedly all these groups have already run higher a bit this year, but we think there is potentially more upside from earnings growth. We are generally positive for selected information technology stocks and energy companies which will be asked to fuel the prospective economic recovery. Nevertheless, we think the environment will be mixed for consumer discretionary, healthcare and real estate companies, favoring those with greater sensitivity to economic expansion or highly desired products and services. In general, we are more cautious on consumer staples and utilities which are perceived as defensive.

SENTIMENT

While we continue to favor growth, we believe value will be sustained selectively by merger and acquisition (M&A) activity. Many companies see such M&A opportunities as a short cut through which to expand or reinvigorate their business. Since the current global business cycle may last for another two to even perhaps several more years, we think many companies will focus on strategic realignments in order to achieve longer-term growth. Such mature cycle strategies could become a major factor in driving equity market sentiment over the next year.

While some market participants are concerned that market sentiment might be too buoyant, we just wish to comment on the bitcoin frenzy, which we think represents a true bubble. The introduction of bitcoin trading to futures and derivative markets is perhaps leading some investors to equate it with currencies or commodities. In fact, these exchanges are allowing speculators to buy or sell derivatives based on a synthetic instrument (the bitcoin) which does not have a traditional store of value or represent sovereign strength or wealth as do currencies. Rather, it is simply a potential method of commerce which is benefiting from significant scarcity value. Notably, of the 16 million bitcoin units in existence, estimates that only half are believed to be in active trading accounts so the daily volume traded is not significant. Like prior booms of yesteryear, such as railroads, canals and even dot.com internet stocks, the appeal is in a future potential, which may hold great promise. However, one can only imagine what continued innovation and new competition (other coins or digital measures) and broader access can do to impact what may be more concept than reality.

The reality of the current extended stock market up-cycle is that it is based on rising earnings, which have continued to grow. The long climb to recovery from the losses of 2008, and recently positive returns reflecting the current and prospective growth of corporate earnings appears to be increasingly durable. Indeed, since the S&P 500(r) Index (S&P) peak in October 2007 through, as recently as, May of 2015, the Index had generated a total return of 36.14% or only 4.13% per annum. Since that peak in May of 2015, through the end of October of this year, the S&P has gained almost 21%, or an annualized 8.04%. Note that this last period includes the commodity bust in late 2015 which culminated in the S&P decline of 14% from May of 2015 through mid-February, 2016. Thus, we think the markets have accelerated beyond their prior caution and uncertainty over long term trends.

2018: STILL A BIT UNCLEAR

Despite market enthusiasm at the end of 2017 for a tax policy boost to the economy, no meaningful policies have yet been put in place by the Trump Administration in a manner that has yet had significant economic impact. Certainly, a ‘feel good’ factor over the potential of lessened regulation, lower taxes and potentially increased spending on our infrastructure has been supportive, but not actionable. In fact, it is not clear that the U.S. economy needs this stimulus at this time. The policies do not appear fully thought out, as they are not focused plans with targeted benefits and impact. Rather, we suspect that many decisions are made to accommodate the wishes of select groups or special interests and meet the needs of targeted lawmakers. It seems the “swamp” is as mucky as ever, if not worse.

While the tax stimulus (or so-called “reform”) on top of the growing U.S. economy could provide an extra boost over the next 12-18 months, we are mindful that it could risk bringing a sharper adjustment by the Fed than is currently expected by the capital markets. That could lead to a negative short-term impact on equity prices if pronounced. Frankly, we would view such an event as an opportunity for renewed investments as such dislocations inevitably

Alpine View (Continued)
October 31, 2017

re-shuffle the deck. In essence, we believe that active management will continue to be presented with a range of opportunities from market shifts, initial public offerings (IPOs), M&A and the potential for businesses benefitting from longer-term economic growth. For 2017, we benefitted from the dynamics of this unique investment environment and we view 2018 as another year of potential opportunity.

For now, we remain positive on equity markets, cautious on fixed income with a bias towards the short end of the curve and low duration. Our only caveat is that one must be flexible and able to adjust to changes in the economic, political, and increasingly differentiated world.

We appreciate your continued interest in our Funds and your support for our efforts to provide meaningful investment alternatives for you.

Sincerely,

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Duration is a commonly used measure of the potential volatility of the price of a debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Annual Report | October 31, 2017	3

Manager Commentary
October 31, 2017

Dear Shareholders:

For the fiscal year ended October 31, 2017, the Alpine Global Dynamic Dividend Fund (AGD) generated a total return of 24.13% and a 36.68% return on the market price of AGD, versus its benchmark, the MSCI All Country World Index, which had a total return of 23.20%. All returns include reinvestment of all distributions. The Fund distributed $0.78 per share during the period.

Performance Drivers

During the 12 month period ended October 31, 2017, the MSCI All Country World Index staged a rally that was impressive not just for its magnitude but also for its consistency; it posted 12 consecutive months of positive returns. Despite heightened geopolitical risk and political uncertainty in Europe, risk assets remained resilient as solid global economic data, a synchronized global recovery in corporate earnings, and tailwinds from continued accommodative monetary policy across most major regions bolstered investors’ optimism.

For the first time in a decade, all 45 of the economies tracked by the Organization for Economic Cooperation and Development (OECD) are growing, and that synchronicity has extended to the stock market. The total return of the MSCI Europe Index, at 27.66% in U.S. Dollars, and that of the MSCI Emerging Markets Index, at 26.89%, were remarkably close to that of the S&P 500® Index at 23.62%. Underneath the surface, returns were more uneven, however, with the S&P 500® Telecommunication Services Index down 1.37% while the S&P 500® Information Technology Index, at the other extreme, was up 38.96% during the period. Investors were arguably in a “risk on” mood, favoring economically-sensitive cyclical stocks over defensive stalwarts found in sectors like consumer staples and utilities.

The breadth of global growth has inspired previously skeptical investors to take bigger risks, extending beyond safe havens in the U S. We believe that the old cliché of a “Goldilocks” economy that is neither too hot nor too cold is quite pertinent to the setting as of today.

Portfolio Analysis

On a sector basis, financials, information technology, and consumer discretionary had the greatest positive effect on the absolute total return of the Fund. The real estate, telecom services and utilities sectors had the greatest negative effect on the absolute performance of the Fund. On a relative basis, the financials sector generated the largest outperformance versus the MSCI All Country World Index, followed by information technology and industrials during the period. Energy, consumer staples and real estate were the sectors with the worst relative performance versus the MSCI All Country World Index during the period.

The top five contributors to the Fund’s performance for the fiscal year ended October 31, 2017 based on contribution to total return were Apple, Applied Materials, Bank of America, SK Hynix, and Cosan Logistica.

•	Iconic consumer electronics innovator Apple produced another solid year of earnings and product development as it launched two new iPhones and continued to profitably grow its services business. The company’s performance may have also reflected its status as a significant beneficiary of any potential tax repatriation holiday, given the vast majority of its cash is held overseas.

•	Applied Materials, which supplies wafer fabrication equipment to the semiconductor industry, reported good results and an optimistic outlook for its business as the semiconductor and OLED screen industries are enjoying robust growth. The company’s performance also reflects its positioning for the shift towards higher resolution, thinner, less power consuming, foldable, stretchable displays in smart phones.

•	Bank of America, is one of the more asset-sensitive banks based on their disclosed interest rate sensitivity analyses, in our view, and rallied in the aftermath of the Presidential election alongside the surge in bond yields and the Federal Reserve’s three rate hikes. In addition, the bank reported solid quarterly results during the fiscal year, leading analysts to revise their earnings estimates higher.

•	SK Hynix is a Korean manufacturer of semiconductor devices. The stock rallied as DRAM and NAND markets experienced a stronger than expected upcycle and ASPs (average selling prices) continued to climb.

•	Cosan Logistica is a holding company whose sole asset is shares of Rumo, a railway concession operator in Brazil, hence share performance correlates strongly with Rumo. The shares rallied as Rumo executed on its strategy of improved operating performance. In addition, the volume of agricultural products transported increased due to a record corn crop.

The bottom five contributors to the Fund’s performance for the fiscal year ended October 31, 2017 based on contribution to total return were Kroger, BRF SA, Merrimack Pharmaceuticals, CVS Health, and Teva Pharmaceutical Industries.

•	Kroger suffered early in the year from a lackluster sales report and then the blowback from Amazon’s announced acquisition of Whole Foods. Fear of Amazon entering the grocery business in a larger way and the potential negative impact on margins has hurt the shares. The Fund has exited this position.

•	Brazilian food company BRF SA underperformed due to its ill-advised and poorly executed strategy to gain market share by cutting prices; margin pressure was exacerbated by stubbornly high corn prices. After the sudden and inexplicable departures of the Chief Financial Officer (CFO) and Vice President (VP) of Marketing, the Fund exited this position.

•	Biotechnology company, Merrimack Pharmaceuticals (“MACK”), paid a special dividend this year. Investors were concerned about the deal that was announced in January in which Ipsen, a French drugmaker, bought some assets of MACK, including Onivyde, a pancreatic cancer drug. They believed that the Onivyde transaction was dilutive and that any value-drivers (clinical readouts) would not occur until 2018. The Fund no longer holds the position.

•	CVS Health Corporation reported disappointing quarterly results in November and offered poor 2017 earnings guidance that implied virtually no growth, a major departure from its 10%

Manager Commentary (Continued)
October 31, 2017

earnings growth targets. CVS was also a victim of Amazon’s potential business expansion plans. Investors began to fear its pharmacy benefit management business will suffer from a potential entrance by Amazon into the space.

•	Teva Pharmaceutical Industries is a multinational generic and specialty pharmaceutical company. The stock underperformed due to pricing pressure in the generic drug business, fears over potential launches of competing generic versions of multiple sclerosis drug Copaxone, and the turnover in senior management at the firm. The Fund has exited the position.

We hedged a portion of our currency exposures to the Euro and the Japanese Yen. We have also used leverage at times in the execution of the strategy of the Fund during the fiscal year.

Summary & Outlook

As we look toward the balance of 2017, we see reasons for cautious optimism. One by one we are seeing purchasing managers’ indices (PMI) across most major regions inflect positively. Some of the more notable improvements have been seen in France, where the PMI has improved from 48.0 in April 2016 to 56.1 in October 2017, in Japan where the PMI has surged from 47.7 to 52.8, and in Brazil where the PMI has moved from 41.6 to 51.2. While some of these indicators may prove to be overheated, based more on optimism over future prospects than on current macroeconomic conditions, animal spirits are clearly recovering, and we believe the positive tone in the global stock market is well supported by fundamentals.

That said, there is still some reason for caution; despite Republican control of both houses of Congress, President Trump has so far been unable to succeed on his, and the party’s longtime promise to repeal Obamacare, leading some to question the ability of this administration to push forward federal tax reform and infrastructure stimulus. The U.S. stock market’s strong performance since the election is arguably at least partly driven by expectations that these stimuli will be implemented successfully, and any disappointment with respect to these expectations could lead to downside volatility.

In Europe, with French and German presidential elections behind us, political uncertainty is waning and the stock market is now able to capitalize on the steadily improving macroeconomic data and corporate earnings trajectory. We are encouraged by the combination of robust fundamentals and an arguably discounted valuation relative to the U.S. market.

The Asia-Pacific region is also showing marked improvement. The Hong Kong Hang Seng Index is hitting on all cylinders, with a total return of 27.24% in USD for the 12 month period ended October 31, 2017, boosted in part by euphoria around the historic 19th party congress where President Xi Jinping heralded the dawn of a “new era” of Chinese power and laid out his vision for an increasingly prosperous China, confident of its place on the world stage. Japan continues to benefit from twin tailwinds of structural reforms under Abenomics and a very accommodative monetary policy, with the

Bank of Japan continuing to purchase domestic equities and government bonds at record levels.

Sincerely,

Brian Hennessey

Joshua Duitz

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. For the fiscal year ended October 31, 2017, it is estimated that 1.662% of the distributions Alpine Global Dynamic Dividend Fund paid were through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following in alphabetical order:

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an

Annual Report | October 31, 2017	5

Manager Commentary (Continued)
October 31, 2017

issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk — The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Manager Commentary (Continued)
October 31, 2017

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk — Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk — Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk — Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

The Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in

Hong Kong. These 50 constituent companies represent about 58% of the capitalization of the Hong Kong Stock Exchange.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Purchasing Manager’s Index (PMI) is an indicator of the economic health of the manufacturing sector.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P 500® Information Technology Index comprises those companies included in the S&P 500® that are classified as members of the GICS information technology sector.

S&P 500® Telecommunication Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

The S&P 500® Index, S&P 500® Information Technology Index and S&P 500® Telecommunication Services Index (the “Indices”) (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2017 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Indices and none of such parties shall have any liability for any errors, omissions, or interruptions in the Indices or the data included therein.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Annual Report | October 31, 2017	7

Manager Commentary (Continued)
October 31, 2017

PERFORMANCE(1) As of October 31, 2017 (Unaudited)

	Ending Value as of 10/31/17	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Global Dynamic Dividend Fund | NAV(3)(4)	$11.43	24.13%	9.48%	11.15%	-1.61%	1.40%
Alpine Global Dynamic Dividend Fund | Market Price(4)	$10.64	36.68%	11.70%	7.06%	-2.58%	0.33%
MSCI All Country World Index		23.20%	7.92%	10.80%	3.70%	6.14%
S&P 500® Index		23.63%	10.77%	15.18%	7.51%	8.78%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Commenced operations on July 26, 2006. IPO split adjusted price of $40 used in calculating performance information for the market price.
(3)	Performance at NAV includes fees and expenses.
(4)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 developed and 21 emerging markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (unaudited)
Apple, Inc.	1.80%	United States
Intel Corp.	1.40%	United States
Broadcom, Ltd.	1.32%	Singapore
Ferrovial SA	1.32%	United Kingdom
Applied Materials, Inc.	1.26%	United States
Whirlpool Corp.	1.26%	United States
Nomad Foods, Ltd.	1.23%	United Kingdom
Veolia Environnement SA	1.22%	France
Bank of America Corp.	1.15%	United States
Stora Enso OYJ-R Shares	1.15%	Finland
Top 10 Holdings	13.11%

TOP 5 COUNTRIES* (unaudited)
United States	56.3%
United Kingdom	8.4%
Switzerland	4.0%
France	3.8%
Japan	3.6%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary (Continued)
October 31, 2017

REGIONAL ALLOCATION** As of October 31, 2017 (Unaudited)

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2017 (Unaudited)

Annual Report | October 31, 2017	9

Schedule of Portfolio Investments
October 31, 2017

Shares	Security Description	Value

COMMON STOCKS-99.6%
Aerospace & Defense-1.1%
8,700	Raytheon Co. (a)	$1,567,740

Air Freight & Logistics-1.5%
6,700	FedEx Corp. (a)	1,512,927
135,000	Royal Mail PLC	671,300
		2,184,227
Airlines-1.8%
30,100	Delta Air Lines, Inc.	1,505,903
33,400	Japan Airlines Co., Ltd.	1,136,784
		2,642,687
Auto Components-1.8%
16,500	Delphi Automotive PLC (a)	1,639,770
222,154	GKN PLC	935,321
		2,575,091
Banks-12.5%
158,300	Banco Bilbao Vizcaya Argentaria SA	1,385,365
60,000	Bank of America Corp. (a)	1,643,400
18,100	BNP Paribas SA	1,413,456
1,207,000	China Construction Bank Corp.- Class H	1,076,822
20,700	Citigroup, Inc. (a)	1,521,450
42,000	Citizens Financial Group, Inc. (a)	1,596,420
408,500	Intesa Sanpaolo SpA	1,373,277
135,000	Mediobanca SpA	1,479,767
231,200	Mitsubishi UFJ Financial Group, Inc.	1,550,416
78,000	Regions Financial Corp. (a)	1,207,440
38,800	Swedbank AB-A Shares	963,088
11,300	The PNC Financial Services Group, Inc. (a)	1,545,727
20,600	Wells Fargo & Co. (a)	1,156,484
		17,913,112
Biotechnology-1.0%
10,000	Shire PLC-ADR (a)	1,476,300

Building Products-0.6%
12,000	Fortune Brands Home & Security, Inc.	792,720

Capital Markets-3.5%
87,500	Ares Capital Corp. (a)	1,407,000
9,300	Deutsche Boerse AG	960,679
9,900	Evercore, Inc.-Class A (a)	792,990
45,700	OM Asset Management PLC	698,296
33,500	The Blackstone Group LP (a)	1,115,215
		4,974,180
Chemicals-1.7%
42,500	Clariant AG	1,069,263
18,000	Symrise AG	1,400,824
		2,470,087

Shares	Security Description	Value

Communications Equipment-1.3%
33,300	Cisco Systems, Inc. (a)	$1,137,195
146,000	Nokia OYJ	717,007
		1,854,202
Construction & Engineering-3.0%
31,600	Bouygues SA	1,517,093
728,000	China Railway Construction Corp., Ltd.-Class H	913,569
87,200	Ferrovial SA	1,894,372
		4,325,034
Consumer Finance-1.1%
12,150	Discover Financial Services (a)	808,339
24,200	Synchrony Financial (a)	789,404
		1,597,743
Diversified Telecommunication Services-2.6%
203,517	BT Group PLC	703,594
62,600	Cellnex Telecom SAU (b)	1,554,281
25,000	Ei Towers SpA	1,461,886
		3,719,761
Electric Utilities-2.3%
114,500	Energisa SA	865,234
23,000	FirstEnergy Corp.	757,850
10,500	NextEra Energy, Inc. (a)	1,628,235
		3,251,319
Electronic Equipment, Instruments & Components-1.1%
17,500	TE Connectivity, Ltd. (a)	1,591,975

Energy Equipment & Services-1.6%
15,000	Baker Hughes a GE Co.	471,450
15,100	Helmerich & Payne, Inc.	820,081
15,700	Schlumberger, Ltd.	1,004,800
		2,296,331
Equity Real Estate Investment-3.8%
79,600	Colony NorthStar, Inc.-Class A (a)	977,488
20,000	CyrusOne, Inc. (a)	1,227,800
86,000	Dream Global Real Estate Investment Trust	743,276
1,350	LaSalle Logiport REIT	1,271,580
27,250	The Geo Group, Inc.	707,137
85,220	Westfield Corp.	506,784
		5,434,065
Food & Staples Retailing-1.5%
15,000	Alimentation Couche-Tard, Inc.-Class B	703,318
20,400	CVS Health Corp. (a)	1,398,012
		2,101,330

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments (Continued)
October 31, 2017

Shares	Security Description	Value

COMMON STOCKS (continued)
Food Products-3.8%
36,000	Mondelez International, Inc.-Class A (a)	$1,491,480
18,000	Nestle SA	1,513,757
116,600	Nomad Foods, Ltd. (a)(c)	1,760,660
6,100	The J.M. Smucker Co.	646,905
		5,412,802
Health Care Equipment & Supplies-1.7%
15,600	Medtronic PLC (a)	1,256,112
10,100	Zimmer Biomet Holdings, Inc. (a)	1,228,362
		2,484,474
Health Care Providers & Services-2.9%
5,300	Aetna, Inc.	901,159
4,700	McKesson Corp. (a)	648,036
5,300	UnitedHealth Group, Inc. (a)	1,114,166
14,500	Universal Health Services, Inc.-Class B (a)	1,489,150
		4,152,511
Hotels, Restaurants & Leisure-2.1%
22,700	Brinker International, Inc.	697,344
32,500	Melco Resorts & Entertainment, Ltd.-ADR (a)	821,600
49,600	MGM Resorts International	1,554,960
		3,073,904
Household Durables-3.1%
27,200	Lennar Corp.-Class A (a)	1,514,224
27,000	Newell Brands, Inc. (a)	1,101,060
11,000	Whirlpool Corp. (a)	1,803,230
		4,418,514
Household Products-1.0%
47,300	Essity AB-Class B (c)	1,414,200

Independent Power and Renewable Electricity Producers-1.0%
40,800	NRG Yield, Inc.-Class A (a)	748,680
28,400	Pattern Energy Group, Inc.	655,188
		1,403,868
Insurance-1.8%
4,800	Allianz SE	1,114,621
11,500	American International Group, Inc.	743,015
5,700	The Travelers Cos., Inc.	754,965
		2,612,601
Internet Software & Services-0.8%
1,200	Alphabet, Inc.-Class C (c)	1,219,968

IT Services-1.9%
44,000	CSRA, Inc. (a)	1,407,560
20,000	Leidos Holdings, Inc. (a)	1,250,400
		2,657,960

Shares	Security Description	Value

Life Sciences Tools & Services-1.1%
8,400	Thermo Fisher Scientific, Inc. (a)	$1,628,172
Machinery-1.9%
19,500	Alstom SA	789,104
693,650	CRRC Corp., Ltd.-Class H	683,745
8,400	Snap-on, Inc. (a)	1,325,352
		2,798,201
Media-2.3%
25,200	Comcast Corp.-Class A (a)	907,956
202,737	NOS SGPS SA	1,214,797
44,000	Twenty-First Century Fox, Inc.-Class A	1,150,600
		3,273,353
Metals & Mining-2.5%
55,500	ArcelorMittal-NY Registered (c)	1,587,300
10,500	Randgold Resources, Ltd.-ADR (a)	1,031,835
233,000	Sandfire Resources NL	1,023,594
		3,642,729
Multi-Utilities-1.9%
19,500	CMS Energy Corp. (a)	943,215
73,900	Veolia Environnement SA	1,750,916
		2,694,131
Multiline Retail-0.7%
12,700	Dollar General Corp. (a)	1,026,668

Oil, Gas & Consumable Fuels-5.0%
14,500	Andeavor	1,540,480
37,500	BP PLC-SP ADR	1,525,125
31,000	Enbridge, Inc. (a)	1,192,260
7,300	EOG Resources, Inc.	729,051
76,500	Kinder Morgan, Inc. (a)	1,385,415
31,900	SemGroup Corp.-Class A	830,995
		7,203,326
Paper & Forest Products-1.9%
105,000	Stora Enso OYJ-R Shares	1,642,613
37,000	UPM-Kymmene OYJ	1,111,965
		2,754,578
Pharmaceuticals-2.4%
6,000	Allergan PLC	1,063,380
18,000	Novartis AG-SP ADR (a)	1,486,440
25,000	Pfizer, Inc. (a)	876,500
		3,426,320
Real Estate Management & Development-1.1%
8,400	Alexander & Baldwin, Inc.	380,016
54,500	Mitsui Fudosan Co., Ltd.	1,258,669
		1,638,685
Road & Rail-2.3%
8,700	Canadian Pacific Railway, Ltd. (a)	1,508,928
448,700	Cosan Logistica SA (c)	1,282,470
191,048	Cosan Logistica SA-RCT (c)	543,132
		3,334,530

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2017	11

Schedule of Portfolio Investments (Continued)
October 31, 2017

Shares	Security Description	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment-4.5%
32,100	Applied Materials, Inc. (a)	$1,811,403
7,200	Broadcom, Ltd. (a)	1,900,152
44,100	Intel Corp. (a)	2,006,109
10,700	SK Hynix, Inc.	785,058
		6,502,722
Software-1.2%
7,467	Dell Technologies, Inc.-VMware, Inc.-Class V (c)	618,044
12,500	Microsoft Corp. (a)	1,039,750
		1,657,794
Specialty Retail-1.5%
10,000	Lowe’s Cos., Inc.	799,500
20,000	TJX Cos., Inc.	1,396,000
		2,195,500
Technology Hardware, Storage & Peripherals-3.1%
15,300	Apple, Inc. (a)	2,586,312
425	Samsung Electronics Co., Ltd.	1,044,718
8,500	Western Digital Corp. (a)	758,795
		4,389,825
Textiles, Apparel & Luxury Goods-0.8%
11,300	Carter’s, Inc. (a)	1,093,049

Transportation Infrastructure-0.5%
116,634	CCR SA	648,898

Wireless Telecommunication Services-1.0%
482,000	Vodafone Group PLC	1,380,203

TOTAL COMMON STOCKS (Cost $118,163,504)		142,907,390

Equity-Linked Structured Notes-0.6%

Household Durables-0.4%
57,444	Barratt Developments PLC-Morgan Stanley BV	499,300

Industrial Conglomerates-0.2%
14,271	Electra Private Equity PLC-Morgan Stanley BV	352,356

TOTAL EQUITY-LINKED STRUCTURED NOTES (Cost $866,657)		851,656

Shares	Security Description	Value

Exchange-Traded Funds-1.5%
4,300	iShares Nasdaq Biotechnology ETF	$1,350,974
21,500	SPDR S&P Oil & Gas Exploration & Production ETF	737,020

TOTAL EXCHANGE-TRADED FUNDS (Cost $2,164,011)		2,087,994

Rights-0.0% (d)

Construction & Engineering-0.0% (d)
87,200	Ferrovial SA Expiration: November 16, 2017	41,950

TOTAL RIGHTS (Cost $40,862)		41,950

TOTAL INVESTMENTS (Cost $121,235,034) (e)—101.7%		145,888,990

LIABILITIES IN EXCESS OF OTHER ASSETS—(1.7)%		(2,458,061)

TOTAL NET ASSETS 100.0%		$143,430,929

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments (Continued)
October 31, 2017

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.1% of the Fund’s net assets.
(c)	Non-income producing security.
(d)	Amount is less than 0.05%.
(e)	See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ETF - Exchange-Traded Fund

OYJ - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Company

RCT - Subscription Receipt - A provisional certificate entitling the holder to a fractional share of stock or the jointly held property.

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAU - Sociedad Anonima Unipersonal

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SP ADR - Sponsored American Depositary Receipt

SpA - Societa’ Per Azioni is an Italian shared company.

Forward Currency Contracts

The following forward currency contracts were held as of October 31, 2017:

Description	Counterparty	Settlement Date	Currency Sold	Settlement Value	Current Value	Unrealized Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/17	2,000,000 EUR	$2,277,320	$2,334,036	$(56,716)

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2017	13

Statement of Assets and Liabilities
October 31, 2017

ASSETS:

Investments, at value(1)	$145,888,990
Foreign currencies, at value(2)	15,656
Cash	3,235
Receivable from investment securities sold	139,126
Dividends receivable	257,988
Tax reclaim receivable	376,665
Prepaid expenses and other assets	17,965
Total assets	146,699,625

LIABILITIES:

Loan payable (Note 7)	2,919,776
Interest on loan payable	261
Payable for investment securities purchased	72,865
Unrealized depreciation on forward currency contracts	56,716
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	121,958
Trustee fees (Note 4)	3,129
Administration fees (Note 4)	9,474
Compliance fees	5,567
Other	78,950
Total liabilities	3,268,696
Net Assets	$143,430,929

NET ASSETS REPRESENTED BY:

Paid-in-capital	$170,514,458
Distributions in excess of net investment income	(85,078)
Accumulated net realized loss from investments and foreign currency transactions	(51,556,130)
Net unrealized appreciation/(depreciation) on:
Investments	24,653,956
Foreign currency translations	(39,561)
Forward currency contracts	(56,716)
Net Assets	$143,430,929
Net asset value
Net assets	$143,430,929
Shares of beneficial interest issued and outstanding	12,549,582
Net asset value per share	$11.43
(1) Total cost of investments	$121,235,034
(2) Cost of foreign currencies	$15,656

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Year Ended October 31, 2017

INVESTMENT INCOME:

Dividend income	$11,049,357
Less: Foreign taxes withheld	(120,992)
Interest and other income (Note 8)	83,860
Total investment income	11,012,225

EXPENSES:

Investment advisory fee (Note 4)	1,363,030
Interest on loan (Note 7)	56,078
Printing and mailing fees	45,837
Audit and tax fees	42,897
Administration fee (Note 4)	29,912
NYSE fees	24,158
Accounting and custody fees	16,574
Legal fees	10,544
Compliance fees	4,335
Trustee fees (Note 4)	4,133
Insurance fees	3,913
Other fees	50,912
Total expenses	1,652,323
Net investment income	9,359,902

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS:

Net realized gain/(loss) from:
Investments	329,310
Foreign currency transactions	(51,865)
Forward currency contracts	541,052
Net realized gain from investments, foreign currency and forward currency contracts	818,497
Change in net unrealized appreciation/(depreciation) on:
Investments	18,465,760
Foreign currency translations	28,604
Forward currency contracts	(449,137)
Change in net unrealized appreciation on investments, foreign currency and forward currency contracts	18,045,227
Net gain on investments, foreign currency and forward currency contracts	18,863,724
Increase in net assets from operations	$28,223,626

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2017	15

Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

OPERATIONS:

Net investment income	$9,359,902	$8,740,239
Net realized gain (loss) from:
Investments	329,310	(9,065,457)
Foreign currency transactions	(51,865)	(91,207)
Foreign currency contracts	541,052	739,325
Change in net unrealized appreciation/(depreciation) on:
Investments	18,465,760	(868,076)
Foreign currency translations	28,604	(2,610)
Foreign currency contracts	(449,137)	(84,609)
Increase (decrease) in net assets from operations	28,223,626	(632,395)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(9,652,957)	(9,428,343)
From tax return of capital	(135,717)	(360,331)
Decrease in net assets from distributions to shareholders	(9,788,674)	(9,788,674)
Net increase (decrease) in net assets	18,434,952	(10,421,069)
Net Assets:
Beginning of year	124,995,977	135,417,046
End of year*	$143,430,929	$124,995,977

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding - beginning of year	12,549,582	12,549,582
Common shares outstanding - end of year	12,549,582	12,549,582

* Including distributions in excess of net investment income of:	$(85,078)	$(221,402)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
(For a share outstanding throughout each year)

	Years Ended October 31,
	2017	2016	2015†	2014†	2013†(a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of year	$9.96	$10.79	$11.16	$11.06 (a)	$10.26
Income from investment operations:
Net investment income	0.75	0.70	0.80	0.70	0.78
Net realized and unrealized gain (loss)	1.50	(0.75)	(0.41)	0.16	0.98
Total from investment operations	2.25	(0.05)	0.39	0.86	1.76

LESS DISTRIBUTIONS:

Net investment income	(0.77)	(0.75)	(0.77)	(0.76)	(0.96)
Tax return of capital	(0.01)	(0.03)	—	—	—
Total distributions	(0.78)	(0.78)	(0.77)	(0.76)	(0.96)
Anti-Dilutive effect of share repurchase program	—	—	0.01	—	—
Net asset value per share, end of year	$11.43	$9.96	$10.79	$11.16	$11.06
Per share market value, end of year	$10.64	$8.42	$9.07	$9.78	$9.96

Total return based on:
Net Asset Value(b)	24.13%	1.04%	4.62%	8.78%	18.87%
Market Value(b)	36.68%	1.61%	0.35%	5.86%	(4.66)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of year (000)	$143,431	$124,996	$135,417	$140,707	$139,415
Ratio of total expenses to average net assets(c)	1.21%	1.14%	1.19%	1.42%	1.47%
Ratio of net investment income to average net assets	6.87%	6.90%	7.05%	6.22%	7.51%
Portfolio turnover	89%	97%	120%	110%	224%

Borrowing at End of year
Aggregate Amount Outstanding (000)	$2,920	N/A	N/A	$4,762	$2,029
Asset Coverage Per $1,000 (000)	$48,124	N/A	N/A	$30,545	$69,714

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.17%, 1.14%, 1.15%, 1.39% and 1.45% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2017	17

Notes to Financial Statements
October 31, 2017

1. Organization:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services — Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events

Notes to Financial Statements (Continued)
October 31, 2017

occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Annual Report | October 31, 2017	19

Notes to Financial Statements (Continued)
October 31, 2017

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$142,907,390	$—	$—	$142,907,390
Equity-Linked Structured Notes	—	851,656	—	851,656
Exchange-Traded Funds	2,087,994	—	—	2,087,994
Rights	—	41,950	—	41,950
Total	$144,995,384	$893,606	$—	$145,888,990

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	—	(56,716)	—	(56,716)
Total	$—	$(56,716)	$—	$(56,716)
*	For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB (ASC 740-10) “Income Taxes” - overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2017, open Federal and New York tax years include the tax years ended October 31, 2014 through 2017. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of October 31, 2017, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the

Notes to Financial Statements (Continued)
October 31, 2017

year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund held two equity-linked structured notes as of October 31, 2017.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet

Annual Report | October 31, 2017	21

Notes to Financial Statements (Continued)
October 31, 2017

the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. The Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the year ended October 31, 2017, the Fund entered into five forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $4,526,037. This is based on amounts held as of each month-end throughout the year. Forward currency contracts outstanding at year end, if any, are listed after the Fund’s Schedule of Investments.

I. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the year. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the year.

The effect of derivative instruments in the Statement of Assets and Liabilities as of October 31, 2017:

	Statement of Assets	Unrealized
Derivatives	and Liabilities Location	Depreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(56,716)

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2017:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from forward currency contracts	$541,052
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on forward currency contracts		$(449,137)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2017 are as follows:

Purchases	Sales
$129,104,307	$122,516,839

The Fund did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2017.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

During the year ended October 31, 2017, the Fund engaged in purchase and sale transactions with a fund that has a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

Purchases	Sales
$616,952	$—

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of the Adviser, receives compensation from the Funds.

5. Capital Transactions:

During the year ended October 31, 2016 and October 31, 2017, there were no shares repurchased.

Notes to Financial Statements (Continued)
October 31, 2017

6. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2017 were as follows:

Distributions paid from:
Ordinary Income	$9,652,957
Return of Capital	135,717
Total	$9,788,674

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and partnership adjustments. Accordingly, for the year ended October 31, 2017 the effect of certain differences were reclassified. The Fund increased undistributed net investment income by $429,379 and increased accumulated net realized loss by $106,416,827, and decreased paid in capital by $106,846,206. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2017, the Fund utilized $369,330 of capital loss carryovers.

As of October 31, 2017, the Fund had available for tax purposes unused capital loss carryovers of $34,184,369, expiring on October 31, 2018. During the year ended October 31, 2017, the Fund expired $106,545,299 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2017, with no expiration are as follows:

Short-Term	Long-Term
$16,449,980	$ —

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(50,634,349)
Unrealized appreciation	23,550,820
Total	$(27,083,529)

As of October 31, 2017 net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Gross	Gross	Net unrealized
Cost of	unrealized	unrealized	appreciation/
investments	appreciation	depreciation	(depreciation)
$122,298,609	$27,629,459	$(4,078,639)	$23,550,820

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”), which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On October 31, 2017, the amount available for investment purposes was $14,669,963. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the year ended October 31, 2017, the average borrowing by the Fund was $2,965,587 with an average rate on borrowings of 1.87%. During the year ended October 31, 2017 the maximum borrowing by the Fund was $14,488,138. Interest expense related to

Annual Report | October 31, 2017	23

Notes to Financial Statements (Continued)
October 31, 2017

the line of credit for the year ended October 31, 2017 was $56,078. As of October 31, 2017, the outstanding loan for the Fund was $2,919,776.

8. Other Income:

Other income of $77,772 is recognized by the Fund as a result of a class action settlement related to improper foreign exchange contract transactions conducted the Fund’s former Custodian.

9. Subsequent Events:

Distributions: The Fund paid a distribution of $815,723 or $0.07 per common share on November 30, 2017 to common shareholders of record on November 22, 2017.

The Fund will also pay a distribution of $815,723 or $0.07 per common share payable on December 29, 2017 to common shareholders of record on December 21, 2017.

At a meeting held December 14th, 2017 the Board of Trustees has approved a new investment advisory agreement with Aberdeen Asset Managers Limited (“AAML”), subject to approval by the Fund’s shareholders of the investment advisory agreement. If shareholders approve the new investment advisory agreement, AAML will become the investment adviser of the Fund and will assume responsibility for the design and implementation of the Fund’s investment program.

A special meeting of shareholders of the Fund is scheduled to be held on March 14, 2018 (the “Special Meeting”) to consider the new advisory arrangements at which shareholders of record on December 14, 2017 will be entitled to vote.

Report of Independent Registered Public Accounting Firm
October 31, 2017

To the Shareholders and Board of Trustees of

Alpine Global Dynamic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alpine Global Dynamic Dividend Fund (the “Fund”) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 2014 were audited by another independent registered public accounting firm whose report, dated December 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpine Global Dynamic Dividend Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, NY

December 22, 2017

Annual Report | October 31, 2017	25

Additional Information (Unaudited)
October 31, 2017

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

26

Additional Information (Unaudited) (Continued)
October 31, 2017

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2017, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	35.99%
Qualified Dividend Income	59.06%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Fund Governance

On September 28, 2017, the Board of Trustees of the Fund approved and adopted Amended and Restated By-Laws (“A&R By-Laws”) of the Fund. The A&R By-Laws are effective as of September 28, 2017. In summary, the A&R By-Laws update the processes, timing and procedures that shareholders of the Fund must follow (e.g., to require the shareholder who has made the proposal or nomination (or a qualified representative) to be present at the meeting where the proposed business is to be transacted), and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders (e.g., a description of certain agreements, arrangements, understandings or other relationships between or among the trustee nominee and significant shareholders). The A&R By-Laws, in part, align the timing of submission of shareholder proposals or nominations with certain regulatory requirements. The A&R By-Laws now specify qualification requirements that trustee nominees must meet (e.g., age thresholds, disqualifying conduct, other directorships, relationships to other investments advisers and others). It also sets forth the exclusive forum for certain litigation in the State of Delaware. The A&R By-Laws were filed as an exhibit to the 8-K filed on October 4, 2017.

On September 28, 2017, the Board of Trustees of the Fund also approved and adopted an updated Nominating and Corporate Governance Committee Charter (the “Charter”). The Charter was updated to include additional information regarding the procedures that shareholders of the Fund must follow when proposing Trustee candidates directly to the Nominating and Corporate Governance Committee. It was also updated to specify qualification requirements that the Trustee candidates must meet in order to be considered by the Nominating and Corporate Governance Committee. The Charter can be found on the Fund’s website at www.alpinefunds.com.

Annual Report | October 31, 2017	27

Additional Information (Unaudited) (Continued)
October 31, 2017

The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
H. Guy Leibler (1954)	Independent Trustee	Indefinite, since the Trust’s inception	President, Simone Healthcare Development (since 2013); Private investor (since 2007).	12	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts (1996 to Present).**
Jeffrey E. Wacksman (1960)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	12	Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women’s sportswear) (since 1994); Director, MH Properties, Inc. (a real estate holding company) (since 1996); Trustee of each of the Alpine Trusts.**
Eleanor T.M. Hoagland (1951)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011 to 2013).	12	Trustee of each of the Alpine Trusts.**

28

Additional Information (Unaudited) (Continued)
October 31, 2017

INTERESTED TRUSTEE & OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Samuel A. Lieber*** (1956)	Interested Trustee and President	Indefinite, since the Trust’s inception	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	12	Trustee of each of the Alpine Trusts.**
Stephen A. Lieber**** (1925)	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	12	N/A
Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	12	N/A
Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	12	N/A
Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC since 2011; Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).	12	N/A
Andrew Pappert (1980)	Secretary	Indefinite, since 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	12	N/A

*	Alpine Woods Capital Investors, LLC currently manages twelve portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. The Trustees currently oversee twelve portfolios within the six Alpine Trusts.

**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

****	Stephen A. Lieber is the father of Samuel A. Lieber.

Annual Report | October 31, 2017	29

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber
Eleanor T.M. Hoagland
H. Guy Leibler
Jeffrey E. Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP
5 Times Square
New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616
www.alpinefunds.com

Item 2. Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3. Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that H. Guy Leibler is an audit committee financial expert. Mr. Leibler is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2016 was $30,387 and for fiscal year 2017 was $31,610.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $13,095 in fiscal year 2016 and was $4,608 in fiscal year 2017. Services for which fees in the Tax Fees category are billed include the principal accountant’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as the principal accountant’s review of excise tax distribution calculations.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(h)	Not applicable. There were no non-audit services rendered to the Registrant in the fiscal year 2017.

Item 5. Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T. M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s proxy voting policies and procedures are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1)

Name	Title	Length of Service	Business Experience 5 Years
Joshua Duitz	Portfolio Manager	Since December 2012	Mr. Joshua Duitz joined Alpine in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.
Brian Hennessey	Portfolio Manager	Since December 2012	Mr. Brian Hennessey joined Alpine in December 2008, bringing nine years of investment experience. Mr. Hennessey has previously worked at Tribeca Global Investments (a former unit of Citigroup) and Litespeed Partners, Partners Re Asset Management and Putnam Investments.

(a)(2) Other Accounts Managed as of December 15, 2017

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Joshua Duitz
Registered Investment Companies	3	$1,396	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Brian Hennessey
Registered Investment Companies	2	$1,260	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of December 31, 2017

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm.

(a)(4) Dollar Range of Securities Owned as of December 15, 2017

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Joshua Duitz	$10,001 - $50,000
Brian Hennessey	$1 - $10,000

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders

Since the last proxy statement for the Fund, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	The fund does not lend securities.

(b)	Not applicable.

Item 13. Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(a)(4)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7 as EX-99.PROXYPOL.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 5, 2018